Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of The Sports Authority, Inc. (the “Company”) for the period ended October 29, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas T. Hendrickson, Chief Financial Officer, Chief Administrative Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report complies fully with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS T. HENDRICKSON
Thomas T. Hendrickson
Chief Financial Officer, Chief Administrative Officer and Treasurer
December 8, 2005